Second Quarter Earnings JULY 23, 2014

AGENDA IDEX Strategic Priorities Q2 2014 Financial Performance Q2 2014 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Guidance Update Q&A 1

REPLAY INFORMATION Dial toll–free: 877.660.6853 International: 201.612.7415 Conference ID: #13583593 Log on to: www.idexcorp.com 2

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

Revenue Organic: 4% growth 130 bps expansion EPS Operating Margin Free Cash Flow Solid organic growth and margin expansion deliver 16 percent EPS growth 16% growth 22% decrease IDEX Q2 Financial Performance 4 $0 $200 $400 $600 Q2 $518 $547 2013 2014 $0.00 $0.50 $1.00 Q2 $0.76 $0.88 2013 2014 15.0% 20.0% 25.0% Q2 19.2% 20.5% 2013 2014 $0 $40 $80 $120 Q2 $103 $80 2013 2014

Orders Revenue Q2 Revenue Mix: Organic -2% Acquisition 1% Fx 1% Total 0% Q2 Summary:  Solid organic order growth has built a healthy backlog and positions us well going forward  Energy and Chemical markets have experienced demand volatility due to large project delays  Water Services continues to deliver strong results as they take share, expand into new geographies and introduce new products  Agriculture outlook is soft, as anticipated, driven by bumper crop and lower corn and soybean prices 30 bps contraction Operating Margin Organic: 3% growth Organic: 2% decrease Fluid & Metering 5 Revenue softness due to volatility in certain end markets and regions $0 $50 $100 $150 $200 $250 Q2 $222 $233 2013 2014 $0 $50 $100 $150 $200 $250 Q2 $225 $226 2013 2014 15.0% 20.0% 25.0% 30.0% Q2 24.9% 24.6% 2013 2014

Health & Science Orders Revenue Operating Margin Q2 Revenue Mix: Organic 1% Acquisition 0% Fx 2% Total 3% Q2 Summary:  IOP orders rebounded in the second quarter on the strength of the life sciences, industrial and semiconductor markets  MPT continues to see increased orders in Asia for industrial and pharmaceutical applications  Scientific Fluidics paused after 18 months of growth, but our strong position in the product cycle and development platforms should deliver future results  Industrial business growth is driven by the success of new products and entrance into new markets Organic: 5% growth Organic: 1% growth 40 bps expansion 6 Continued organic order growth provides confidence for the second half of 2014 $0 $50 $100 $150 $200 Q2 $181 $194 2013 2014 $0 $50 $100 $150 $200 Q2 $181 $186 2013 2014 10.0% 15.0% 20.0% 25.0% Q2 19.1% 19.5% 2013 2014

Orders Revenue 570 bps expansion Organic: 17% growth Operating Margin Q2 Revenue Mix: Organic 17% Acquisition 0% Fx 2% Total 19% Q2 Summary:  Across the segment, outstanding operating margin improvement is due to volume leverage, productivity and a prior year charge from a facility disposal  Dispensing growth realized from mature markets of North America and Europe, with greater penetration of X-Smart product across Asia  Rescue has a positive outlook for the second half of the year based on large project orders, combined with new product introductions  Band-It is seeing growth in all primary markets Organic: 17% growth Fire & Safety Diversified 7 Strong organic order and sales growth combined with exceptional margin expansion $0 $50 $100 $150 Q2 $114 $136 2013 2014 15.0% 20.0% 25.0% 30.0% Q2 20.7% 26.4% 2013 2014

Q3 2014 EPS estimate range: $0.83 – $0.85 Operating margin: ~ 20% Tax rate: ~ 30% FY 2014 EPS estimate range: $3.50 – $3.55 Organic revenue growth: ~ 5% – 6% Operating margin: > 20% Minimal FX impact Other modeling items • Tax rate: ~ 29.0% – 29.5% • Cap Ex: ~ $45M – $50M • Free Cash Flow will be ~120% of net income • Continued share repurchases: ~ net 1% reduction • EPS estimate excludes future acquisitions and associated costs and charges 8 Outlook: 2014 Guidance Summary

Q&A 9